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Exhibit 10.1.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of November 1, 2007 by and among CHEROKEE INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement described below, each as a Lender, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation as Agent, and each of the other Persons who are signatories hereto (Borrower and each such other Person is individually referred to herein as a "Credit Party" and collectively as the "Credit Parties").

W I T N E S S E T H :

        WHEREAS, the Borrower, Lenders and Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 25, 2004 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders made certain loans and other financial accommodations to the Borrower.

        WHEREAS, Borrower has requested that Agent and Lenders eliminate the restrictions set forth in the Maximum Senior Leverage Covenant of Section 4.7 of the Credit Agreement, reduce the aggregate Revolving Loan Commitment and otherwise and amend the Credit Agreement pursuant to the terms hereof, and Agent and Lenders are willing to grant such request upon the terms and subject to the conditions set forth herein.

        NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

        1.    Defined Terms.    Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

        2.    Amendments to Credit Agreement.    Subject to the terms and conditions of this Amendment, the Credit Agreement is amended as set forth below.

          2.1   Annex A of the Credit Agreement is hereby amended by adding the following new defined term in its appropriate alphabetic order:

                 " 'First Amendment Effective Date' means November 1, 2007"

          2.2   Annex A of the Credit Agreement is further amended by deleting the definitions of "Borrowing Base" and of "Revolving Loan Commitment" and substituting the following new definitions in lieu thereof:

                 " 'Borrowing Base' means, as of any date of determination by Agent, an amount equal to 85% of the book value of Borrower's Eligible Accounts at such time."

               'Revolving Loan Commitment' means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of Revolving Credit Advances or incur its Pro Rata Share of Letter of Credit Obligations (including, in the case of the Swing Line Lender, its commitment to make Swing Line Advances as a portion of its Revolving Loan Commitment) as set forth on Annex B or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Revolving Credit Advances (including, in the case of the Swing Line Lender, Swing Line Advances) or incur Letter of Credit Obligations, which aggregate commitment shall be seven and one half million dollars ($7,500,000) on the First Amendment Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

          2.3   Annex A of the Credit Agreement is further amended by (i) deleting Section 1.8 of the Credit Agreement in its entirety and substituting the caption "Reserved" therefor, (ii) deleting all references to "Eligible Inventory" wherever it appears in the Credit Agreement and the other Loan Documents and revising such provisions as necessary to preserve, the grammatical integrity thereof but without otherwise changing the meaning of such provisions, and (iii) deleting the defined terms and all references in the Loan Documents to "Senior Leverage Ratio" and "Senior Debt".

          2.4   Annex B of the Credit Agreement is hereby deleted in its entirety and Exhibit A of this Amendment is hereby substituted therefor as the new Annex B.

                 Section 1.2(a) of the Credit Agreement is hereby amended by deleting the Applicable Margins at the end thereof and substituting the following new Applicable Margins therefor:

Applicable Revolver Index Margin	2.00%
Applicable Revolver LIBOR Margin	3.50%
Applicable L/C Margin	3.50%
Applicable Unused Line Fee Margin	1.00%

          2.5   Section 4.7 of the Credit Agreement ["Maximum Senior Leverage Ratio"] is hereby amended by deleting said section in its entirety and substituting the following language therefor:

                 "Minimum EBITDA. Borrower and its Subsidiaries shall not permit their consolidated EBITDA for the Fiscal Quarter ending December 31, 2007 to be less than $1,900,000."

        3.    Covenant to Supply Projections and Establish Minimum EBITDA Thresholds.    The Borrower acknowledges and agrees that the willingness of the Agent and Lenders to enter into this First Amendment is based, in part, on Borrower's agreement with and covenant to Lenders to deliver to Agent financial projections reasonably acceptable to Agent and Lenders for Borrower's Fiscal Year ending December 31, 2008, and to cooperate with Agent in establishing Minimum EBITDA levels and amending Section 4.7 of the Credit Agreement to include such subsequent testing periods and EBITDA levels by no later than December 31, 2007. The failure to amend the Credit Agreement in order to add Minimum EBITDA covenant levels for Borrower's Fiscal Quarters ending after December 31, 2007 as aforesaid shall constitute an Event of Default hereunder.

        4.    Amendment Fee.    In consideration of the entry into this Amendment by the Lenders, the Borrower hereby agrees to pay to the Agent for the benefit of the Lenders on the date hereof, a fully-earned non-refundable amendment fee in the amount of $25,000 (the "Amendment Fee").

        5.    Conditions.    The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a)   the execution and delivery of this Amendment by Borrower and the Lenders and the execution and delivery of the Acknowledgements and Reaffirmations attached hereto by the parties noted therein;

          (b)   the receipt by the Agent, for the benefit of the Lenders, of the Amendment Fee referenced in Section 4 above;

          (c)   the truth and accuracy of the representations and warranties contained in Section 6 hereof; and

          (d)   the absence of any Default or Event of Default.

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        6.    Representations and Warranties.    Borrower hereby represents and warrants to Agent and the Lenders as follows:

          (a)   after giving effect to this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof, except to the extent that any such representation or warranty relates to a specific date, in which case such representation and warranty shall have been true and correct as of such earlier date;

          (b)   the execution, delivery and performance by the Borrower of this Amendment is within its power, requires no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the organizational documents of Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

          (c)   this Amendment constitutes the valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor's rights generally and by general equitable principles; and

          (d)   no Default or Event of Default exists.

        7.    No Waiver.    Except as expressly amended hereby, the Credit Agreement and Other Agreements remain unmodified and in full force and effect. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

        8.    Fees and Expenses.    The Borrower agrees to reimburse the Agent for its reasonable out of pocket fees and expenses (including reasonable attorney's fees) incurred with respect to the preparation of this Amendment and all matters directly related thereto.

        9.    Further Assurances Covenant.    Borrower hereby covenants to do (or cause to be done), such acts and to execute and deliver such documents or instruments as the Agent reasonably requests in order to evidence or otherwise protect the Agent or Lender's interests hereunder and to perfect the security interests granted or contemplated under the Credit Agreement and the Loan Documents or to otherwise more fully effectuate the transactions contemplated hereunder.

        10.    Severability.    In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        11.    Headings.    Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

        12    GOVERNING LAW; SUBMISSION TO JURISDICTION.    THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF

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PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

        13.    WAIVER OF JURY TRIAL.    BORROWER AND THE AGENT HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

        14.    Counterparts; Integration.    This Amendment may be executed and delivered via facsimile, pdf or similar electronic transmission with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

        15.    Reaffirmation.    Borrower and each other Credit Party, as debtor, grantor, pledgor, guarantor, assignor or in any other similar capacity in which such Person grants liens or, security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any such Credit Agreement or other Loan Document as security for or otherwise guaranteed the Borrower's Obligations under or with respect to the Credit Agreement and the other Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Borrower hereby agrees that such liens and security interests hereafter secure all of the Obligations, in each case as if each reference in such Credit Agreement or Loan Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Credit Agreement and other Loan Documents as hereby amended and that such security interests are and shall remain perfected under applicable law. The execution of this Amendment shall not operate as a novation, waiver of any right, power or remedy of the Agent or any Lender nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents, except as expressly set forth herein and shall be limited to the particular instance expressly set forth.

—Remainder of Page Intentionally Left Blank; Signature Page Follows—

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        IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Credit Agreement as of the date set forth above.

BORROWER:

CHEROKEE INTERNATIONAL CORPORATION,
a Delaware corporation

By:	/s/ LINSTER W. FOX
Name:	Linster W. Fox
Title:	EVP, CEO & Secretary
THE AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, an L/C Issuer and a Lender
Name:
Its Duly Authorized Signatory

        IN WITNESS WHEREOF, the parties have executed this First Amendment to Amended and Restated Credit Agreement as of the date set forth above.

BORROWER:

CHEROKEE INTERNATIONAL CORPORATION,
a Delaware corporation

By:
Name:
Title:
THE AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, an L/C Issuer and a Lender
	Name:	/s/ DANIEL E. KONOPACKI
Its Duly Authorized Signatory

Acknowledgement and Reaffirmation

        The undersigned hereby acknowledges receipt of a copy of the First Amendment to Amended and Restated Credit Agreement dated as of November 1, 2007 (the "Amendment"; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amendment) to which this Acknowledgement and Reaffirmation is attached and affirm that, except as expressly set forth below, nothing contained therein shall modify in any respect whatsoever the provisions and terms of that certain Intercreditor Agreement dated as of February 25, 2004 (the "Intercreditor Agreement") between the undersigned and US Bank, N.A., in its capacity as 5 1/4% Trustee thereunder and hereby reaffirms that the Intercreditor Agreement is and shall continue to remain in full force and effect.

        IN WITNESS WHEREOF, the undersigned has executed this Acknowledgement and Reaffirmation as of the 13th day of November, 2007.

U.S. BANK, N.A., a Trustee
By:	/s/ RICHARD PROKOSCH

Name:	Richard Prokosch
Title:	Vice President

Exhibit A

Annex B

Pro Rata Shares and Commitment Amounts

PRO RATA SHARES AND COMMITMENT AMOUNTS

Lender(s)
Revolving Loan Commitment (including a Swing Line Commitment of $2,000,000) $7,500,000	General Electric Capital Corporation

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  Exhibit 10.1.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
Acknowledgement and Reaffirmation
Exhibit A
Annex B
PRO RATA SHARES AND COMMITMENT AMOUNTS